UACSC 98-C
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 12/31/98

PRINCIPAL BALANCE RECONCILIATION             D O L L A R S
                                               CLASS A-1        CLASS A-2         CLASS A-3       CLASS A-4       CLASS A-5
                                             -------------     --------------   -------------   -------------    -------------
Original Principal Balance                     49,800,000.00   110,900,000.00   74,675,000.00    72,575,000.00   43,429,110.20
Beginning Period Principal Balance             19,314,771.48   110,900,000.00   74,675,000.00    72,575,000.00   43,429,110.20
Principal Collections - Scheduled Payments      4,163,368.05                -               -                -               -
Principal Collections - Payoffs                 3,452,163.54                -               -                -               -
Principal Withdrawal from Payahead                  3,999.17                -               -                -               -
Gross Principal Charge Offs                       480,510.55                -               -                -               -
Repurchases                                         9,394.23                -               -                -               -
                                               -------------   --------------   -------------    -------------   -------------
Ending Balance                                 11,205,335.94   110,900,000.00   74,675,000.00    72,575,000.00   43,429,110.20
                                               =============   ==============   =============    =============   =============


Certificate Factor                                 0.2250067        1.0000000       1.0000000        1.0000000       1.0000000
Pass Through Rate                                     5.5269%          5.4400%         5.4100%           5.520%          5.640%



PRINCIPAL BALANCE RECONCILIATION                                     NUMBERS
                                               TOTAL CLASS A's
                                               --------------         ------
Original Principal Balance                      351,379,110.20        25,235
Beginning Period Principal Balance              320,893,881.69        23,730
Principal Collections - Scheduled Payments        4,163,368.05
Principal Collections - Payoffs                   3,452,163.54           362
Principal Withdrawal from Payahead                    3,999.17
Gross Principal Charge Offs                         480,510.55            35
Repurchases                                           9,394.23             1
                                                --------------        ------
Ending Balance                                  312,784,446.15        23,332
                                                ==============        ======


Certificate Factor                                   0.8901623
Pass Through Rate                                       5.4872%

CASH FLOW RECONCILIATION

Principal Wired                                                  7,630,210.23
Interest Wired                                                   3,117,181.70
Withdrawal from Payahead Account                                     6,127.93
Repurchases (Principal and Interest)                                 9,770.00
Charge Off Recoveries                                               12,239.22
Interest Advances                                                   74,661.71
Certificate Account Interest Earned                                 30,587.25
Spread Account Withdrawal                                                   -
Class A Policy Draw for Class A Principal or Interest                       -
                                                               --------------

Total Cash Flow                                                 10,880,778.04
                                                               ==============


TRUSTEE DISTRIBUTION  (1/8/99)

Total Cash Flow                                                 10,880,778.04
Unrecovered Advances on Defaulted Receivables                       15,373.86
Servicing Fee (Due and Unpaid)                                              -
Interest to Class A-1 Certificateholders                            91,924.31
Interest to Class A-2 Certificateholders                           502,746.67
Interest to Class A-3 Certificateholders                           336,659.79
Interest to Class A-4 Certificateholders                           333,845.00
Interest to Class A-5 Certificateholders                           204,116.82
Principal to Class A-1 Certificateholders                        8,109,435.54
Principal to Class A-2 Certificateholders                                   -
Principal to Class A-3 Certificateholders                                   -
Principal to Class A-4 Certificateholders                                   -
Principal to Class A-5 Certificateholders                                   -
Insurance Premium                                                   35,014.48
Interest Advance Recoveries from Payments                           39,772.62
Unreimbursed draws on Class A's Policy for Class A Principal                -
Deposit to Payahead                                                 16,496.06
Certificate Account Interest to Servicer                            30,587.25
Payahead Account Interest to Servicer                                  271.07
Excess                                                           1,164,534.57
                                                               --------------

Net Cash                                                                    -
                                                               ==============

Servicing Fee Retained from Interest Collections                   267,411.57

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                            -
Beginning Balance                                                4,209,667.39
Trustee Distribution of Excess                                   1,164,534.57
Interest Earned                                                     15,553.60
Spread Account Draws                                                        -
Reimbursement for Prior Spread Account Draws                                -
Distribution of Funds to Servicer                                 (119,068.91)
                                                               --------------
Ending Balance                                                   5,270,686.65
                                                               ==============

Required Balance                                                 5,270,686.65
                                                               ==============



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                16,690,507.73
Beginning Balance                                               11,032,791.99
Reduction Due to Spread Account                                 (1,061,019.26)
Reduction Due to Principal Reduction                              (385,198.19)
                                                               --------------
Ending Balance                                                   9,586,574.54
                                                               ==============

First Loss Protection Required Amount                            9,586,574.54
First Loss Protection Fee %                                             2.00%
First Loss Protection Fee                                           16,510.21



POLICY RECONCILIATION


Original Balance                                               351,379,110.20
Beginning Balance                                              318,460,774.57
Draws                                                                       -
Reimbursement of Prior Draws                                                -
                                                               --------------
Ending Balance                                                 318,460,774.57
                                                               ==============

Adjusted Ending Balance Based Upon Required Balance            309,250,463.66
                                                               ==============
Required Balance                                               309,250,463.66


PAYAHEAD RECONCILIATION


Beginning Balance                                                   75,144.01
Deposit                                                             16,496.06
Payahead Interest                                                      271.07
Withdrawal                                                           6,127.93
                                                               --------------
Ending Balance                                                      85,783.21
                                                               ==============

CURRENT DELINQUENCY
                                               GROSS
     # PAYMENTS DELINQUENT       NUMBER       BALANCE     PRINCIPAL    INTEREST
     ---------------------       ------       -------     ---------    --------
1 Payment                          320    3,895,096.28    50,794.77   47,528.13
2 Payments                         122    1,484,193.04    41,104.24   35,561.20
3 Payments                          52      738,240.08    23,937.74   26,706.97
                                   ---    ------------   ----------  ----------
Total                              494    6,117,529.40   115,836.75  109,796.30
                                   ===    ============   ==========  ==========

Percent Delinquent               2.117%          1.956%




DELINQUENCY RATE (60+)
                                                           RECEIVABLE
                                         END OF PERIOD     DELINQUENCY
   PERIOD                   BALANCE      POOL BALANCE        RATE
   ------                   -------      ------------        ----
Current                  2,222,433.12   312,784,446.15       0.71%
1st Previous             1,670,763.48   320,893,881.69       0.52%
2nd Previous               728,851.57   329,556,487.66       0.22%


NET LOSS RATE

                                                                                       DEFAULTED
                                                     LIQUIDATION       AVERAGE         NET LOSS
   PERIOD                             BALANCE         PROCEEDS        POOL BALANCE    (ANNUALIZED)
   ------                             -------         --------        ------------    ------------
Current                              480,510.55       12,239.22     316,839,163.92          1.77%
1st Previous                          34,078.58        1,725.48     325,225,184.69          0.12%
2nd Previous                          65,237.77        7,275.08     334,709,936.74          0.21%

Gross Cumulative Charge Offs         623,736.26                       Net Cumulative Loss Percentage
Gross Liquidation Proceeds            20,946.31                                             0.17%
Number of Repossessions                      33
Number of Inventoried Autos EOM              32


EXCESS YIELD TRIGGER
                                                      EXCESS YIELD
                   EXCESS           END OF PERIOD      PERCENTAGE
   PERIOD          YIELD             POOL BALANCE     (ANNUALIZED)
   ------          -----             ------------     ------------
Current         1,236,448.18        312,784,446.15        4.74%
1st Previous    1,888,032.10        320,893,881.69        7.06%
2nd Previous    1,890,880.34        329,556,487.68        6.89%
3rd Previous      578,504.51        339,863,385.79        2.04%

                                                CURRENT
                                                 LEVEL    TRIGGER     STATUS
                                                 -----    -------     ------
Six Month Average Excess Yield                    N/A      1.50%        N/A

Trigger Hit in Current or any Previous Month                            NO



DATE: 1/8/99                           /s/ Ashley Vukovits
                                        --------------------------------
                                        ASHLEY VUKOVITS
                                        FINANCE OFFICER